UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2020

FORUM MERGER II CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 South Congress Avenue, Suite 103

Delray Beach, FL 33445

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 739-7860

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	FMCIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FMCI	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock	FMCIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 26, 2020, Forum Merger II Corporation (“Forum”) issued a press release announcing that stockholders holding more than 65% of Forum’s outstanding shares of common stock have submitted proxies to vote in favor of Forum’s extension of the date by which Forum has to consummate a business combination from September 30, 2020 to October 30, 2020. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Forum under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Important Information About the Business Combination and the Extension and Where to Find It

Forum has filed with the SEC a definitive proxy statement (the “Extension Proxy Statement”) relating to the special meeting of stockholders relating to the extension of the date by which Forum has to consummate its initial business combination from September 30, 2020 to October 30, 2020 (the “Extension”) and mailed the Extension Proxy Statement to stockholders of record as of August 24, 2020. Forum has also filed a preliminary proxy statement in connection with the proposed business combination (the “Business Combination”) with Ittella International (“Tattooed Chef”) and other matters and will mail a definitive proxy statement to its stockholders as of the record date established for voting on the Business Combination. Forum’s stockholders and other interested persons are advised to read the Extension Proxy Statement and the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with Forum’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents contain important information about Forum, Tattooed Chef and the Business Combination. Forum’s stockholders may also obtain a copy of the Extension Proxy Statement and the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger II Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension and the Business Combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the Extension Proxy Statement and the preliminary proxy statement relating to the Business Combination, and will also be contained in the definitive proxy statement, once it is filed with the SEC, in connection with the Business Combination. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum and Tattooed Chef’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and Tattooed Chef’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and Tattooed Chef’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against Forum or Tattooed Chef following the announcement of the Merger Agreement and the Business Combination; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain the listing of the ordinary shares of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Tattooed Chef may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the combined company’s business; and (12) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the Business Combination, including those under “Risk Factors” therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum considers immaterial or which are unknown. Forum cautions that the foregoing list of factors is not exclusive. Forum cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Forum does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 26, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MERGER II CORPORATION

	By:	/s/ David Boris
		Name:	David Boris
		Title:	Co-Chief Executive Officer and Chief Financial Officer

Dated: September 28, 2020

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